EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 3Q2016 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.30,
INCOME BEFORE TAXES OF $183 MILLION ON $345 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET INCOME OF $0.30.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, October 18, 2016 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.30 for the quarter ended September 30, 2016, compared to diluted earnings per share on a comprehensive basis of $0.23 for the same period in 2015.

Excluding other comprehensive income, the Company reported diluted earnings per share of $0.30 for the quarter ended September 30, 2016, compared to diluted earnings per share of $0.35 for same period in 2015.

Net revenues were $345 million and income before income taxes was $183 million this quarter, compared to net revenues of $359 million and income before income taxes of $202 million for the same period in 2015.

The results for the quarter were positively impacted by strong growth in net interest income, which increased 28% from the same period in 2015. As compared to last summer’s unusually active trading environment, this summer’s unusually inactive trading led to lower commissions and execution fees and trading gains.

In addition, the results for the quarter include a $13 million gain on our currency diversification strategy due to the weakening of the U.S. dollar against other major currencies, compared to a $76 million loss recognized in the same period in 2015.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on December 14, 2016 to shareholders of record as of December 1, 2016.

Business Highlights

•	56% Electronic Brokerage pretax profit margin for this quarter, down from 61% in the year-ago quarter.
•	16% Market Making pretax profit margin for this quarter, down from 51% in the year-ago quarter.
•	Customer equity grew 33% from the year-ago quarter to $82.7 billion and customer debits increased 15% to $18.1 billion.
•	Customer accounts increased 15% from the year-ago quarter to 370 thousand.
•	Total DARTs decreased 11% from the year-ago quarter to 609 thousand.
•	Brokerage segment equity was $3.9 billion. Total equity was $5.9 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes decreased 12%, to $162 million in the quarter ended September 30, 2016, compared to the same period last year. Net revenues decreased 4% to $288 million on lower commissions and execution fees and mark-to-market losses on our U.S. government securities portfolio, partially offset by higher net interest income.

Commission and execution fees decreased 15% from the year-ago quarter driven by lower customer volumes in options, futures, and stocks, which decreased 24%, 17%, and 5%, respectively, from the same period last year. On a comparative basis, the prior year period exhibited unusually active trading and the current year period unusually inactive trading. Other income decreased 53% from the year-ago quarter driven by mark-to-market losses on investments in U.S. government securities, while net interest income increased 28% from the year-ago quarter. Pretax profit margin was 56% in the quarter ended September 30, 2016, down from 61% in the same period last year.

Customer accounts grew 15% to 370 thousand and customer equity increased 33% to $82.7 billion from the year-ago quarter. Total DARTs1 for cleared and execution-only customers decreased 11% to 609 thousand from the year-ago quarter. Cleared DARTs were 564 thousand, 9% lower than the same period last year.

Market Making
Market Making segment income before income taxes decreased 85% to $7 million in the quarter ended September 30, 2016, compared to the same period last year, due to lower trading volumes and decreases in volatility and in the actual-to-implied volatility ratio. Pretax profit margin decreased to 16% in the quarter ended September 30, 2016 from 51% in the same period last year.

Effects of Foreign Currency Diversification
In connection with our currency diversification strategy, we have determined to base our net worth in GLOBALs, a basket of 15 major currencies in which we hold our equity. In this quarter, our currency diversification strategy increased our comprehensive earnings by $13 million, as the U.S. dollar value of the GLOBAL increased by approximately 0.26%. The effects of the currency diversification strategy are reported as components of (1) Other Income in the Corporate segment and (2) Other Comprehensive Income (“OCI”).

1 Daily average revenue trades (DARTs) are based on customer orders.

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, October 18, 2016, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Nancy Stuebe, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2013	65,320		173,849		18,489		257,658		1,029
2014	64,530	-1%	206,759	19%	18,055	-2%	289,344	12%	1,155
2015	65,937	2%	242,846	17%	18,769	4%	327,553	13%	1,305

3Q2015	18,696		65,333		5,266		89,295		1,395
3Q2016	15,474	-17%	61,181	-6%	3,736	-29%	80,391	-10%	1,256

2Q2016	16,056		64,531		4,114		84,701		1,323
3Q2016	15,474	-4%	61,181	-5%	3,736	-9%	80,391	-5%	1,256

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	659,673		121,776		95,479,739
2014	631,265	-4%	123,048	1%	153,613,174	61%
2015	634,388	0%	140,668	14%	172,742,520	12%

3Q2015	179,786		38,960		41,999,917
3Q2016	138,767	-23%	32,521	-17%	38,515,753	-8%

2Q2016	140,461		35,355		36,768,094
3Q2016	138,767	-1%	32,521	-8%	38,515,753	5%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	404,490		18,184		12,849,729
2014	344,741	-15%	15,668	-14%	12,025,822	-6%
2015	335,406	-3%	14,975	-4%	15,376,076	28%

3Q2015	95,754		3,868		4,458,343
3Q2016	74,966	-22%	3,338	-14%	2,874,332	-36%

2Q2016	76,223		3,042		3,340,316
3Q2016	74,966	-2%	3,338	10%	2,874,332	-14%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	255,183		103,592		82,630,010
2014	286,524	12%	107,380	4%	141,587,352	71%
2015	298,982	4%	125,693	17%	157,366,444	11%

3Q2015	84,032		35,092		37,541,574
3Q2016	63,801	-24%	29,183	-17%	35,641,421	-5%

2Q2016	64,238		32,313		33,427,778
3Q2016	63,801	-1%	29,183	-10%	35,641,421	7%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2013	180,660		101,732		78,829,785
2014	225,662	25%	106,074	4%	137,153,132	74%
2015	244,356	8%	124,206	17%	153,443,988	12%

3Q2015	68,018		34,635		36,475,917
3Q2016	55,579	-18%	28,986	-16%	34,817,202	-5%

2Q2016	53,951		32,037		32,491,500
3Q2016	55,579	3%	28,986	-10%	34,817,202	7%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
Year over Year	3Q2016	3Q2015	% Change
Total Accounts	370	322	15%
Customer Equity (in billions) *	$82.7	$62.1	33%

Cleared DARTs	564	620	-9%
Total Customer DARTs	609	683	-11%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.91	$4.10	-5%
DART per Avg. Account (Annualized)	390	493	-21%
Net Revenue per Avg. Account (Annualized)**	$3,191	$3,584	-11%

Consecutive Quarters	3Q2016	2Q2016	% Change
Total Accounts	370	357	4%
Customer Equity (in billions) *	$82.7	$73.7	12%

Cleared DARTs	564	597	-6%
Total Customer DARTs	609	648	-6%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$3.91	$3.91	0%
DART per Avg. Account (Annualized)	390	428	-9%
Net Revenue per Avg. Account (Annualized)**	$3,191	$3,256	-2%

* Excludes non-customers.
** The calculation has been revised to exclude components of other income that are not direct revenues from customers.  Prior period amounts have been recalculated to conform to the current methodology.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Nine Months
		Ended September 30,		Ended September 30,
		2016	2015	2016	2015
		(in millions)

Electronic Brokerage	Net revenues	$288	$300	$945	$878
	Non-interest expenses	126	116	357	455

	Income before income taxes	$162	$184	$588	$423

	Pre-tax profit margin	56%	61%	62%	48%

Market Making	Net revenues	$43	$90	$145	$229
	Non-interest expenses	36	44	113	126

	Income before income taxes	$7	$46	$32	$103

	Pre-tax profit margin	16%	51%	22%	45%

Corporate (1)	Net revenues	$14	$(31)	$113	$(189)
	Non-interest expenses	-	(3)	-	6

	Income (loss) before income taxes	$14	$(28)	$113	$(195)

Total	Net revenues	$345	$359	$1,203	$918
	Non-interest expenses	162	157	470	587

	Income before income taxes	$183	$202	$733	$331

	Pre-tax profit margin	53%	56%	61%	36%

(1)   Corporate includes corporate related activities as well as inter-segment eliminations and gains and losses on positions held as part of our overall currency diversification strategy.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)
	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2016	2015	2016	2015
	(in millions, except share and per share data)
Revenues:
Trading gains	$38	$87	$124	$216
Commissions and execution fees	144	167	462	473
Interest income	157	122	446	356
Other income (loss)	27	(1)	228	(78)

Total revenues	366	375	1,260	967

Interest expense	21	16	57	49

Total net revenues	345	359	1,203	918

Non-interest expenses:
Execution and clearing	62	63	183	177
Employee compensation and benefits	58	56	174	171
Occupancy, depreciation and amortization	13	12	38	33
Communications	7	6	23	19
General and administrative	19	13	46	42
Customer bad debt	3	7	6	145

Total non-interest expenses	162	157	470	587

Income before income taxes	183	202	733	331

Income tax expense	15	20	55	37

Net income	168	182	678	294

Net income attributable to noncontrolling interests	148	160	598	262

Net income available for common stockholders	$20	$22	$80	$32

Earnings per share:
Basic	$0.30	$0.35	$1.22	$0.53
Diluted	$0.30	$0.35	$1.20	$0.52

Weighted average common shares outstanding:
Basic	67,083,654	62,458,655	65,351,842	60,152,525
Diluted	68,470,224	64,028,731	66,738,754	61,646,928

Comprehensive income:
Net income available for common stockholders	$20	$22	$80	$32
Other comprehensive income:
Cumulative translation adjustment, before income taxes	-	(8)	3	(5)
Income taxes related to items of other comprehensive income	-	-	-	-
Other comprehensive income (loss), net of tax	-	(8)	3	(5)
Comprehensive income available for common stockholders	$20	$14	$83	$27

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$148	$160	$598	$262
Other comprehensive income (loss) - cumulative translation adjustment	2	(44)	19	(29)
Comprehensive income attributable to noncontrolling interests	$150	$116	$617	$233

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			September 30, 2016	December 31, 2015
			(in millions)

Assets
Cash and cash equivalents			$1,550	$1,601
Cash and securities - segregated for regulatory purposes			25,250	21,309
Securities borrowed			4,785	3,924
Securities purchased under agreements to resell			148	195
Financial instruments owned, at fair value			3,823	3,420
Receivables from customers, net of allowance for doubtful accounts			18,223	17,050
Receivables from brokers, dealers and clearing organizations			764	692
Other assets			521	543

Total assets			$55,064	$48,734

Liabilities and equity

Liabilities
Short-term borrowings			$24	$-
Securities loaned			3,617	2,894
Financial instruments sold but not yet purchased, at fair value			2,459	2,617
Other payables:
Customers			42,486	37,084
Brokers, dealers and clearing organizations			210	423
Other payables			398	372
			43,094	37,879

Total liabilities			49,194	43,390

Equity
Stockholders' equity			981	863
Noncontrolling interests			4,889	4,481
Total equity			5,870	5,344

Total liabilities and equity			$55,064	$48,734

	September 30, 2016		December 31, 2015
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	67,987,957	16.6%	63,991,705	15.7%
Noncontrolling interests (IBG Holdings LLC)	341,444,304	83.4%	343,040,504	84.3%

Total IBG LLC membership interests	409,432,261	100.0%	407,032,209	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)
	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2016	2015	2016	2015
	(in millions, except share and per share data)

Comprehensive income available for common stockholders, net of tax	$20	$14	$83	$27

Comprehensive earnings per share:
Basic	$0.31	$0.23	$1.27	$0.45
Diluted	$0.30	$0.23	$1.25	$0.44

Weighted average common shares outstanding:
Basic	67,083,654	62,458,655	65,351,842	60,152,525
Diluted	68,470,224	64,028,731	66,738,754	61,646,928